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                                                                    Exhibit 32.1


                        CERTIFICATION OF PERIODIC REPORT

I, Jay M. Rosengarten, Chief Executive Officer of Lucille Farms, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. the Annual Report on Form 10-K of the Company for the annual period ended March 31, 2004 (the "Report") fully complies with the requirements of
    Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2004


                                By: /s/ Jay M. Rosengarten
                                -----------------------------------
                                Jay M. Rosengarten Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Lucille Farms, Inc. and will be retained by Lucille Farms, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.